UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 3, 2023

CARVER BANCORP, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-13007	13-3904174
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

75 West 125th Street, New York, NY	10027-4512
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 360-8820

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	CARV	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On November 3, 2023, Carver Bancorp, Inc. (the “Company”) issued a letter to its shareholders. A copy of the letter is attached as Exhibit 99.1 hereto and incorporated by reference.

The information contained in this Item 7.01 and Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, and shall not be incorporated by reference into any filings made by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Letter to Shareholders, dated November 1, 2023

104	Cover Page Interactive Data File (embedded in the cover page formatted in Inline XBRL)

Forward Looking Statements

The Company may from time to time make written or oral “forward-looking statements,” including statements contained in the shareholder letter and in the Company's filings with the Securities and Exchange Commission. The forward-looking statements contained in this disclosure, are subject to certain risks and uncertainties that could cause actual results to differ materially from those projected in the forward-looking statements. The Company and its operations are subject to numerous risks and uncertainties that include: changes in interest rates, which may reduce net interest margin and net interest income; monetary and fiscal policies of the U.S. government, including policies of the U.S. Treasury and the Board of Governors of the Federal Reserve System; the ability of the Company to obtain approval from the Federal Reserve Bank of Philadelphia (the "Federal Reserve Bank") to distribute interest payments owed to the holders of the Company's subordinated debt securities; the limitations imposed on the Company which require, among other things, written approval of the Federal Reserve Bank prior to the declaration or payment of dividends, any increase in debt by the Company, or the redemption of Company common stock, and the effect on operations resulting from such limitations; the impact of the recent bank closings of First Republic Bank, Silicon Valley Bank and Signature Bank and the risks related to continued disruption in the banking industry and financial markets; the market price and trading volume of our shares of common stock has been and may continue to be volatile, and purchasers of our securities could incur substantial losses; changes in the level of trends of delinquencies and write-offs and in our allowance and provision for credit losses; the results of examinations by our regulators, including the possibility that our regulators may, among other things, require us to increase our reserve for credit losses, write down assets, change our regulatory capital position, limit our ability to borrow funds or maintain or increase deposits, or prohibit us from paying dividends, which could adversely affect our dividends and earnings; national and/or local changes in economic conditions, which could occur from numerous causes, including political changes, domestic and international policy changes, unrest, war and weather, inflation or deflation conditions in the real estate, securities markets or the banking industry, which could affect liquidity in the capital markets, the volume of loan originations, deposit flows, real estate values, the levels of non-interest income and the amount of credit losses; adverse changes in the financial industry and the securities, credit, national and local real estate markets (including real estate values); changes in our existing loan portfolio composition (including reduction in commercial real estate loan concentration) and credit quality or changes in credit loss requirements; legislative or regulatory changes that may adversely affect the Company’s business, including but not limited to new capital regulations, which could result in, among other things, increased deposit insurance premiums and assessments, capital requirements, regulatory fees and compliance costs, and the resources we have available to address such changes; changes in the level of government support of housing finance; changes to state rent control laws, which may impact the credit quality of multifamily housing loans; our ability to control costs and expenses; the continuing impact of the COVID-19 pandemic on our business and results of operations; the impairment of our investment securities; risks related to a high concentration of loans to borrowers secured by property located in our market area; increases in competitive pressure among financial institutions or non-financial institutions; unexpected outflows of uninsured deposits could require us to sell investment securities at a loss; changes in consumer spending, borrowing and savings habits; technological changes that may be more difficult to implement or more costly than anticipated; changes in deposit flows, loan demand, real estate values, borrowing facilities, capital markets and investment opportunities, which may adversely affect our business; changes in accounting standards, policies and practices, as may be adopted or established by the regulatory agencies or the Financial Accounting Standards Board could negatively impact the Company's financial results; litigation or regulatory actions, whether currently existing or commencing in the future, which may restrict our operations or strategic business plan; the ability to originate and purchase loans with attractive terms and acceptable credit quality; and the ability to attract and retain key members of management, and to address staffing needs in response to product demand or to implement business initiatives. You should carefully review the risk factors described in the Form 10-K for the fiscal year ended March 31, 2023 and other documents the Company files from time to time with the Securities and Exchange Commission. The words “would be,” “could be,” “should be,” “probability,” “risk,” “target,” “objective,” “may,” “will,” “estimate,” “project,” “believe,” “intend,” “anticipate,” “plan,” “seek,” “expect” and similar expressions or variations on such expressions are intended to identify forward-looking statements. All such statements are made in good faith by the Company pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. The Company does not undertake to update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of the Company, except as may be required by applicable law or regulations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CARVER BANCORP, INC.
DATE: November 3, 2023	By:	/s/ Isaac Torres
Isaac Torres
Senior Vice President, General Counsel and Corporate Secretary